  UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2014

PITOOEY!, Inc.
(Exact name of Registrant as specified in charter)

Nevada	000-53991	20-4622782
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15685 N. Cave Creek Rd., Suite 101
Phoenix, AZ	85032
(Address of Principal Executive Offices)	(Zip Code)

(844-748-6639)
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 31, 2014, the Company announced its strategic addition of Scott Ferreira to its executive team as Chief Development Strategist. Mr. Ferreira is a proven entrepreneur, multi-hyphenate app guru, and is also a founder of MySocialCloud.com, an innovative platform for storing confidential user information. Mr. Ferreira has also developed a solid relationship with several leading VC firms, with a focus on technology. He is a graduate of University of Southern California.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.01	Press release dated July 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PITOOEY!, Inc. (Registrant)

Signature	Title	Date

/s/ Jacob DiMartino	President	July 31, 2014
Jacob DiMartino